PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N Sandler O’Neill Financial Services Conference November 17, 2005 Exhibit 99.1

FORWARD-LOOKING STATEMENTS AND RISK FACTORS
This presentation, as well as other written communications made from time to time by Provident Bankshares Corporation and its subsidiaries
(the “Corporation”) (including, without limitation, the Corporation’s 2004 Annual Report to Stockholders) and oral communications made from time to time by authorized officers of the Corporation, may contain statements relating to the future results of the Corporation
(including certain projections and business trends) that are considered “forward-looking statements” as defined in the Private Securities
Litigation Reform Act of 1995 (the “PSLRA”).  Such forward-looking statements may be identified by the use of such words as “believe,”
“expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Corporation, including earnings growth determined using U.S. generally accepted accounting principles
(“GAAP”); revenue growth in retail banking, lending and other areas; origination volume in the Corporation’s consumer, commercial and other lending businesses; asset quality and levels of non-performing assets; current and future capital management programs; non-interest income levels, including fees from services and product sales; tangible capital generation; market share; expense levels; and other business operations and strategies.  For these statements, the Corporation claims the protection of the safe harbor for forward-looking statements contained in the PSLRA.
The Corporation cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement.  Such factors include, but are not limited to: the factors identified in the Corporation’s Form
10-K for the fiscal year ended December 31, 2004 under the headings “Forward-Looking Statements” and “Risk Factors”; prevailing economic and geopolitical conditions; changes in interest rates, loan demand, real estate values and competition, which can materially affect, among other things, consumer banking revenues, revenues from sales on non-deposit investment products, origination levels in the
Corporation’ s lending businesses and the level of defaults, losses and prepayments on loans made by the Corporation, whether held in portfolio or sold in the secondary markets; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; risks and uncertainties related to acquisitions and related integration and restructuring activities; conditions in the securities markets or the banking industry; changes in the quality or composition of the investment portfolio; litigation liabilities, including costs, expenses, settlements and judgments; or the outcome of other matters before regulatory agencies, whether pending or commencing in the future; and other economic, competitive, governmental, regulatory and technological factors affecting the Corporation’s operations, pricing, products and services. Additionally, the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Corporation’s control. Readers are cautioned not to place undue reliance on these forward-looking statements which are made as of the date of this report, and, except as may be required by applicable law or regulation, the
Corporation assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Agenda Agenda • Introduction and Overview • Key Strategies • Financial Highlights • Peer Group Performance • Opportunities

Introduction and Overview
Introduction and Overview
– Headquartered in Baltimore, Maryland
– Total assets of $6.4 billion (as of 9/30/05)
– Serves individuals, families, small businesses
and larger companies in Baltimore, Washington
and Richmond areas
– Over 2,000 employees

Introduction
Introduction
Provident Bank History
• 1886  Founded as a Mutual Thrift
• 1987  Converted to Commercial Bank
• 1993  Retail Banking Expansion
• 1997  Citizen’s Savings Bank Merger
• 2004  Southern Financial Merger

Banking Office Network 2005 Banking Office Network 2005 152 Branches 152 Branches Washington DC Baltimore Virginia Beach Winchester Charlottesville Richmond 1

Introduction
Introduction
Provident Bank Mission
Provident Bank Mission
Provident Bank’s mission is to exceed customer
expectations by delivering superior service,
products and banking convenience. Every
employee’s commitment to serve our customers in
this fashion will establish Provident Bank as the
primary bank of choice of individuals, families,
small businesses and mid-sized companies
throughout our chosen markets.

Introduction
Introduction
Provident Bank Vision
Provident Bank Vision
Provident Bank’s vision is to be chosen
as our customers’ primary bank
because we consistently execute our
business as The Right Size Bank.

Introduction Introduction Provident Bank Core Values Provident Bank Core Values Integrity Excellence Caring Partnership Results Driven

Introduction
Introduction
Provident Bank Key Strategies
Provident Bank Key Strategies
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Provident Bank
Provident Bank
Positioning Strategy
Positioning Strategy
We will continue to provide the
products and services of our largest
competitors, while delivering the
level of service found in only the
best community banks.

Provident Bank Key Strategy #2
Provident Bank Key Strategy #2
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Provident Bank Branches
Provident Bank Branches
90
61
58
58
89
59
56
36
34 34
51
50 50
37
34
60
59
51
42
42
33
15
18
10 10
5
8
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 3Q05
Traditional In-Store/ATM Plus
TRADITIONAL/IN-STORE

Consumer Loan and
Consumer Loan and
Deposit Growth
Deposit Growth
Average Balances (millions)
Loans exclude acquired residential
2001 2002 2003 2004 1Q05 2Q05 3Q05
Baltimore VA/Wash
$663
$797
$906
LOANS
2001 2002 2003 2004 1Q05 2Q05 3Q05
$1,394
$1,536
$1,682
DEPOSITS
(Excluding CD/IRA)
$1,891
CAGR 2001-2004*  Loans             13.5%
CAGR 2001-2004*  Deposits         7.9%
*includes SFFB in 2001 base
$1,089
$1,930
$1,194
$1,293
$1,997
$1,236
$1,935

Retail DDA Fees
Retail DDA Fees
Annual Fees Per Account
Annual Fees Per Account
0
50,000
100,000
150,000
200,000
250,000
300,000
1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 1Q052Q053Q05
$0
$50
$100
$150
$200
$250
Accounts on Hand Average Fee Income Per Consumer DDA

Consumer Loans Consumer Loans 3Q05 Residential & Acquired 30% Other 2% Home Equity 45% Marine 23% Total Consumer Loans $1.8 Billion Average Balances

Home Equity Home Equity Quarterly Comparison Quarterly Comparison $433,194 $628,990 $772,558 $831,987 3Q03 3Q04 2Q 05 3Q 05 38.6% CAGR

Second Quarter Period End Balances ($ millions) Small Business Growth Small Business Growth Total Loans $ 15 $241 Total Deposits $151 $420 Customer Relationships 18,368 30,000 2001 2005

Provident Bank Key Strategy #3
Provident Bank Key Strategy #3
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Commercial Loan
Commercial Loan
and Deposit/Repo
and Deposit/Repo
Average Balances (millions)
Loans exclude acquired loans
2001 2002 2003 2004 1Q05 2Q05 3Q05
Baltimore VA/Wash
$791
$856
$961
LOANS
2001 2002 2003 2004 1Q05 2Q05 3Q05
$426
$579
$680
DEPOSIT/REPO
$982
CAGR 2001-2004*  Loans             11.5%
CAGR 2001-2004*  Deposits        25.7%
*includes SFFB in 2001 base
$1,444
$1,050
$1,684
$1,109
$1,714
$1,781
$1,182

Commercial Loans Commercial Loans 3Q05 Commercial Business 37% Commercial Mortgage 26% Commercial Construction 18% Residential Construction 19% Total Commercial Loans $1.8 Billion Average Balances

Real Estate Construction Real Estate Construction Quarterly Comparison Quarterly Comparison $351,546 $491,941 $580,594 $665,142 3Q 03 3Q04 2Q05 3Q05 37.5% CAGR

Provident Bank Key Strategy #4
Provident Bank Key Strategy #4
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Customer Acquisition Customer Acquisition History History

Customer Acquisition Strategy Customer Acquisition Strategy • 1993 Introduction –High Performance Checking –In-Store Banking –Exception Decisioning

Customer Acquisition Customer Acquisition $260 $50 Retail DDA Fees per Account 292,000 33,000 Retail Checking 152 36 Branches 2005 1993 12 Year Growth

Customer Relationship Customer Relationship Strategy Strategy

Provident Bank Vision Provident Bank Vision Provident Bank’s vision is to be chosen as our customers’ primary bank because we consistently execute our business as The Right Size Bank.

Relationship Relationship between between Customer Customer Momentum Momentum and and Wallet Wallet Momentum Momentum

Customer Relationship Strategy Customer Relationship Strategy Executing our Vision • Acquire • Enhance • Retain

Acquire Customer Relationships
Acquire Customer Relationships
Acquire different customers and acquire customers
differently
Success Factors:
• Right size bank positioning
• Unparalleled convenience
• Value-oriented product line
• Reputation for superior service
Success Metric:  Growth in Primary Bank Relationships

Enhance Customer Relationships
Enhance Customer Relationships
The Opportunity
The Opportunity
2.82 304
Real Estate
2.99 796
Commercial
2.23 23,773
Small
Business
2.77 267,102
Retail
Provident
Cross Sell
Households

Enhance Customer Relationships
Enhance Customer Relationships
• Leverage customer segmentation
methodology
• Build a relationship sales culture
• Roll-out sales and leadership training
• Achieve CSBI relationship
Success Metric:  1 More to 400,000

Retain Customer Relationships
Retain Customer Relationships
One additional product to a household with one product
increases their retention from 83% to 92%
• Utilize on-boarding program for all customers
• Survey customers’ satisfaction quarterly
• Build specific retention plans based on customer
segmentation data
Success Metric:  Level of Customer Engagement

Provident Bank Key Strategy #5
Provident Bank Key Strategy #5
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Employee Development Employee Development and Retention and Retention • Succession Planning Process • Goals & Compensation Team • Online Development Offerings

Provident Bank Key Strategy #6
Provident Bank Key Strategy #6
– Maximize Provident’s Position as the “Right Size” Bank
in the Marketplace
– Grow and Deepen Consumer and Small Business
Relationships in Maryland and Virginia
– Grow and Deepen Commercial and Real Estate
Relationships in Maryland and Virginia
– Move from a Product Driven Organization to a
Customer Relationship Focused Sales Culture
– Create a High Performance Culture that Focuses on
Employee Development and Retention
– Improve Financial Fundamentals

Performance Results
Performance Results
3Q 2005 Financial Highlights
3Q 2005 Financial Highlights
• Improved Financial Fundamentals
• Improved Earnings Quality
• Improved Returns on Assets and Equity
• Strong Revenue Growth
• Higher Capital Level
•
Deposit Fee Recovery
• Implementation of Initiatives
• Continued Positive Fee Income Trend
• Excellent Asset Quality

Improved Fundamentals Improved Fundamentals • Transformed Balance Sheet • Higher Absolute Earnings • Improved Earnings Quality

Components of Earning Assets Components of Earning Assets Investment Commercial/ Residential Securities Consumer Loans & Acquired Loans 3Q05 35% 55% 10% 32% 24% 44% 1995

Equity Summary Equity Summary Total Return Comparison Total Return Comparison -6.97% 0.03% 0.90% 9.85% S&P Bank Index NASDAQ Bank Index Sandler Peer Group Provident Third Quarter 2005

Equity Summary Equity Summary Third Quarter 2005 Third Quarter 2005 • Current yield: 3.35% • Common shares: 32,912 million • P/E ratio: 14.5 x • Market Capitalization: $ 1.1 billion (Quarter End)

Restatement SFAS 133 Shortcut Methodology Reversed Long Haul Methodology Started Mark to Market Requirement Non-Cash

Restatement SFAS 133 (000) Net Income Cumulative Effect ($ 947) 2004 $ 1,655 2005 ($2,602)

Restatement SFAS 133 Proven Effectiveness No Introduced Volatility Mark to Market Recovery

Peer Group Comparison Peer Group Comparison

Peer Group
Peer Group
Commerce Bancshares Inc. (MO)
First Midwest Bancorp, Inc.
Fulton Financial Corporation
Mercantile Bankshares Corporation
Sky Financial Group, Inc.
Susquehanna Bancshares, Inc.
TCF Financial Corporation
United Bankshares, Inc.
Valley National Bancorp

Mid Cap Group
Mid Cap Group
Am South Bancorporation Huntington Bancshares Inc.
TD Banknorth Inc. Mercantile Bankshares Corp.
Commerce Bancorp Inc. M&T Bank Corporation
Compass Bancshares, Inc. North Fork Bancorporation, Inc.
Comerica Incorporated South Financial Group, Inc
Colonial BancGroup Inc. Synovus Financial Corp
First Horizon National Corp. Susquehanna Bancshares Inc.
FirstMerit Corporation TCF Financial Corporation
Fulton Financial Corporation United Bankshares, Inc.
Hibernia Corporation Zions Bancorporation

Efficiency Ratio
Efficiency Ratio
Note: Excludes restatement data
Note: Excludes restatement data
62.79%
62.62%
52.36%
51.80%
52.19%
48.20%
49.65%
55.10%
55.93%
54.56%
52.55%
54.82%
64.90%
65.47%
67.27%
47%
52%
57%
62%
67%
72%
2001 2002 2003 2004 3Q05 YTD
Sandler Peer Group Mid Cap Group Provident

Net Charge-Offs / Average Loans
Net Charge-Offs / Average Loans
0.20%
0.19%
0.23%
0.31%
0.29%
0.23%
0.26%
0.42%
0.49%
0.39%
0.18%
0.27%
0.34%
0.46%
0.71%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
2001 2002 2003 2004 3Q05 YTD
Sandler Peer Group Mid Cap Group Provident

Reserves / Loans
Reserves / Loans
1.42%
1.44%
1.36%
1.24%
1.30%
1.25%
1.10%
1.33%
1.33%
1.16%
1.15%
1.20%
1.27%
1.26%
1.29%
1.1%
1.2%
1.3%
1.4%
1.5%
2001 2002 2003 2004 3Q05 YTD
Sandler Peer Group Mid Cap Group Provident

Investments / Assets
Investments / Assets
23.6% 23.6%
22.0%
20.2%
20.3%
18.6%
51.7%
51.9% 51.8%
43.5%
37.1%
24.5%
21.8%
21.7%
20.6%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
2001 2002 2003 2004 3Q05 YTD
Sandler Peer Group Mid Cap Group Provident

Core Loans / Assets
Core Loans / Assets
69.2%
67.0%
69.4%
70.8%
32.9%
36.4%
39.6%
43.6%
49.0%
68.2%
67.8%
68.4%
68.6%
69.1%
70.2%
30.0%
40.0%
50.0%
60.0%
70.0%
2001 2002 2003 2004 3Q05 YTD
Sandler Peer Group Mid Cap Group Provident

Net Interest Margin
Net Interest Margin
Note: Excludes restatement data
Note: Excludes restatement data
3.99%
3.84%
3.89%
3.97%
3.84%
3.14%
3.21%
3.39%
4.31%
4.27%
3.84%
4.37%
4.25%
2.89%
3.59%
2.8%
3.0%
3.2%
3.4%
3.6%
3.8%
4.0%
4.2%
4.4%
2001 2002 2003 2004 3Q05 YTD
Sandler Peer Group Mid Cap Group Provident

Return on Assets
Return on Assets
Note: Excludes restatement data
Note: Excludes restatement data
1.47%
1.37%
1.46%
1.56%
1.46%
1.37%
1.32% 1.32%
1.43%
1.35%
1.18%
1.07%
0.91%
0.93%
0.69%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
2001 2002 2003 2004 3Q05 YTD
Sandler Peer Group Mid Cap Group Provident

Opportunities Opportunities • Footprint in growth markets of Maryland, Virginia and DC Metro • Regional economy • Small business • Continued balance sheet transformation

66
85
82
51
35
43
32
24
15 15
44
67
67
66
65
66
59
53
51
1996 1997 1998 1999 2000 2001 2002 2003 2004 3Q05
Washington Metro/VA Baltimore
BRANCH NETWORK
Virginia And Washington
Virginia And Washington
Metro Expansion
Metro Expansion

30 40 50 60 70 80 90 100 Baltimore Sub MD Northern VA Richmond Virginia and Washington Virginia and Washington Metro Expansion Metro Expansion TOTAL AWARENESS

Office Vacancy Office Vacancy First Quarter 2005 First Quarter 2005 National 15.4% Richmond 10.3% Metro DC 10.5% Baltimore Metro 13.2%

Regional Housing Regional Housing Single Family Home Price Appreciation Virginia/DC/MD 28% Baltimore 14% United States 9% Housing Permit Growth Maryland 9% United States (5%)

Regional Employment Regional Employment Unemployment Rate Virginia / DC 3.3% Maryland 4.3% Employment Growth* Virginia / DC 71,000 Maryland 42,000 * March 2005, Year over Year

Market Demographics Market Demographics Market Demographics 3.3% 3.0% 8.2% 5.3% 3.4% 9.4% 2000-2004 2004-2009 US Baltimore-Towson,MD Washington-Arlington-Alexandria Change in Population

Market Demographics Market Demographics Median Household Income $35,000 $45,000 $55,000 $65,000 $75,000 $85,000 2000 2004 2009 Wash Metro Balto/Towson U.S.

Opportunities
Opportunities
• Build relationships with existing customers
• We have 53 “new” branches in Virginia
“New VA” Branches MD Branches
$33,682,000
$9,783,020
$0
$5,000,000
$10,000,000
$15,000,000
$20,000,000
$25,000,000
$30,000,000
$35,000,000
Deposits
$4,595,000
$969,323
$0
$500,000
$1,000,000
$1,500,000
$2,000,000
$2,500,000
$3,000,000
$3,500,000
$4,000,000
$4,500,000
$5,000,000
Loan Origination
$745,000
$77,419
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
$700,000
$800,000
Fee Income

Reconciliation
Reconciliation
Note: Excludes restatement data
Note: Excludes restatement data
Consumer &
Commercial Loans   $      1.50 $      1.70    $       1.90 $      2.53 $   3.10
Acquired &
Residential Loans 1.60 1.01 0.70 0.75 0.54
Total Loans $      3.10 $      2.71 $      2.60 $      3.28 $   3.64
(averages in billions)
LOANS
DEPOSITS
Customer Deposits   $      2.50 $      2.69 $      2.83 $      3.35 $    3.55
Brokered 1.04 0.58 0.32 0.31 0.36
Total Deposits $      3.54 $      3.27 $      3.14 $      3.66 $   3.91
2001 2002 2003 2004 3Q05

PROVIDENT BANKSHARES PROVIDENT BANKSHARES C O R P O R A T I O N C O R P O R A T I O N www.provbank.com Contact Media: Lillian Kilroy (410) 277-2833 Investment Community: Melissa Kelly (410) 277-2080